As filed with the Securities and Exchange Commission on September 1, 2000.
                                                    Registration No. 333-_____
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                       FIRST INTERNATIONAL BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

                                   06-1151731
                      (I.R.S. Employer Identification No.)

              280 TRUMBULL STREET, HARTFORD, CONNECTICUT             06103
               (Address of Principal Executive Offices)           (Zip Code)

                             ----------------------

                 FIRST INTERNATIONAL BANCORP, INC. 401(K) PLAN
                            (Full Title of the Plan)

                             ----------------------

                              LESLIE A. GALBRAITH
                     Executive Vice President and Secretary
                       First International Bancorp, Inc.
                              280 Trumbull Street
                          Hartford, Connecticut 06103
                    (Name and Address of Agent for Service)

                                 (860) 241-2529
          Telephone Number, Including Area Code, of Agent For Service

                             ----------------------

                                    Copy to:
                           STEPHEN H. FABERMAN, ESQ.
                                BINGHAM DANA LLP
                               150 Federal Street
                          Boston, Massachusetts 02110
                                 (617) 951-8000


                        CALCULATION OF REGISTRATION FEE
========================== ============ ============ ============ ==========
                                           Proposed     Proposed
      Title Of                             Maximum      Maximum
     Securities               Amount       Offering     Aggregate  Amount Of
       To Be                   To Be       Price Per    Offering  Registration
     Registered              Registered    Share (1)     Price       Fee
========================== ============ ============ ============ ==========
========================== ============ ============ ============ ==========
Common Stock,
$0.10 par value per share      75,000         $7.59      $569,250    $151
========================== ============ ============ ============ ==========


(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Registrant's Common Stock, $0.10 par value per share, reported by the Nasdaq National Market on August 29, 2000. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I of Form S-8 (plan information and registrant information) will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act. Such documents need not be filed with the Securities and Exchange Commission (the "SEC") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents, which include the statement of availability required by Item 2 of Form S-8, and the documents incorporated by reference in this Registration Statement pursuant to
Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    PART II

                       INFORMATION REQUIRED IN PROSPECTUS

Item 3.  Incorporation of Documents by Reference

     The following documents filed by First International Bancorp, Inc. (the "Registrant") with the SEC are hereby incorporated by reference in this Registration Statement:

         (a) The Registrant's latest Annual Report filed on Form 10-K for the fiscal year ended December 31, 1999;

         (b) The Registrant's quarterly reports filed on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000; and

         (c) The description of the Common Stock contained in the Registrant's Registration Statement on Form 8-A, as filed with the SEC on July 22, 1997, under Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all of such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained herein or in a document, all or a portion of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or amended, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

         A description of the Registrant's Common Stock to be offered is not provided in this Registration Statement because such class of the Registrant's securities is registered under Section 12 of the Exchange Act.

Item 5.  Interests of Named Experts or Counsel

         Neither the Registrant's independent auditors, PricewaterhouseCoopers LLP, nor the Registrant's counsel, Bingham Dana LLP, nor any individual employed by or associated with such firm or individual in a professional capacity, was employed by the Registrant in connection with matters described in this registration statement on a contingent basis or has, or is to receive in connection with this offering, a substantial interest, direct or indirect, in the Registrant or was connected with the Registrant as a promoter, managing underwriter (or any principal underwriter, if there are no managing underwriters), voting trustee, director, officer or employee.

Item 6.  Indemnification of Directors and Officers

         Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein.

         The Amended and Restated Certificate of Incorporation of the Registrant and the Amended and Restated By-laws of the Registrant provide for indemnification of officers and directors of the Registrant and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions.

         The Registrant intends to maintain insurance for the benefit of its directors and officers insuring such persons against certain liabilities, including liabilities under the securities laws.


Item 7.  Exemption from Registration Claimed

         Not applicable.


Item 8.  Exhibits

         The following exhibits are part of this Registration Statement:

         4.1 Amended and Restated Certificate of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-31339), filed on July 15, 1997.)

         4.2 Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-31339), filed on July 15, 1997.)

         4.3 First International Bancorp, Inc. 401(K) Plan. (Incorporated by reference to Exhibit 10.6 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, filed on March 30, 2000.)

         5 Opinion and Consent of Bingham Dana LLP as to the legality of the securities being registered.

         23.1     Consent of Bingham Dana LLP (included in Exhibit 5).

         23.2     Consent of PricewaterhouseCoopers LLP

         24 Power of Attorney (included on the signature pages of the Registration Statement).


Item 9.  Undertakings

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering;

         (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (5) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on this 31st day of August 2000.

                                 FIRST INTERNATIONAL BANCORP, INC.


                                 By:  /s/ Leslie A. Galbraith
                                      Leslie A. Galbraith
                                      Executive Vice President and Secretary



                        POWER OF ATTORNEY AND SIGNATURES

         Each person whose signature appears below hereby appoints Brett N. Silvers and Leslie A. Galbraith each of them severally, acting alone and without the other, his/her true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                         Title
                                  Date


/s/ Brett N. Silvers              Chairman of the Board,   August 31, 2000
Brett N. Silvers                  President and Chief Executive Officer,
                                  (Principal Executive Officer)


/s/ Michael R. Carter             Director                 August 31, 2000
------------------------------
Michael R. Carter


/s/ Arnold L. Chase               Director                 August 31, 2000
------------------------------
Arnold L. Chase


/s/ Cheryl A. Chase               Director                 August 31, 2000
------------------------------
Cheryl A. Chase


/s/ Frank P. Longobardi           Director                 August 31, 2000
------------------------------
Frank P. Longobardi


/s/ Shaun P. Williams             Executive Vice President,August 31, 2000
------------------------------    Chief Financial Officer, and
Shaun P. Williams                 Treasurer (principal financial
                                  and accounting officer)

Pursuant to the requirements of the Securities Act of 1933, the administrators of the First International Bancorp, Inc. 401(k) Plan have caused this Registration Statement to be executed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut, on this 31st day of August 2000.

                                  FIRST INTERNATIONAL BANCORP, INC. 401(k) Plan


                                  By:      /s/ Leona  M. Rapelye
                                           ------------------------------
                                           Leona M. Rapelye
                                           Plan Administrator

                                 EXHIBIT INDEX

   Exhibit No.                      Description of Documents

     4.1 Amended and Restated Certificate of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-31339), filed on July 15, 1997.)

     4.2 Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's
                  Registration Statement on Form S-1 (Registration No. 333-31339), filed on July 15, 1997.)

     4.3 First International Bancorp, Inc. 401(K) Plan. (Incorporated by reference to Exhibit 10.6 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, filed on March 30, 2000.)

     5 Opinion and Consent of Bingham Dana LLP as to the legality of the securities being registered.

     23.1         Consent of Bingham Dana LLP (included in Exhibit 5).

     23.2         Consent of PricewaterhouseCoopers LLP.

     24 Power of Attorney (included on the signature pages of the Registration Statement).